TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Statement of Additional Information

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Effective immediately, the following information revises the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager”:

Fund Name	Percentage of Average Daily Net Assets
Transamerica Barrow Hanley Dividend Focused VP	0.78% of the first $200 million 0.68% over $200 million up to $500 million 0.63% over $500 million up to $1.5 billion 0.59% over $1.5 billion up to $2.5 billion 0.58% in excess of $2.5 billion
Transamerica BlackRock Tactical Allocation VP	0.13% of the first $1 billion 0.11% over $1 billion up to $2 billion 0.105% over $2 billion up to $3 billion 0.10% in excess of $3 billion
Transamerica JPMorgan Mid Cap Value VP	0.88% of the first $100 million 0.83% over $100 million up to $750 million 0.81% over $750 million up to $1.5 billion 0.80% in excess of $1.5 billion
Transamerica JPMorgan Tactical Allocation VP	0.73% of the first $500 million 0.705% over $500 million up to $750 million 0.68% over $750 million up to $1.5 billion 0.67% over $1.5 billion up to $2.5 billion 0.65% in excess of $2.5 billion
Transamerica Levin Large Cap Value VP	0.68% of the first $750 million 0.65% over $750 million up to $1 billion 0.63% over $1 billion up to $2 billion 0.60% over $2 billion up to $3 billion 0.58% in excess of $3 billion
Transamerica TS&W International Equity VP	0.77% of the first $500 million 0.75% over $500 million up to $1 billion 0.72% over $1 billion up to $2 billion 0.69% over $2 billion up to $6 billion 0.68% in excess of $6 billion

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Investors Should Retain this Supplement for Future Reference

August 1, 2018